UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2007
MOVIE GALLERY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24548 (Commission File Number)	63-1120122 (IRS Employer Identification No.)

900 West Main Street Dothan, Alabama (Address of principal executive offices)	36301 (Zip Code)
Registrant’s telephone number, including area code
(334) 677-2108
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.      OTHER EVENTS
On March 7, 2007, Movie Gallery, Inc. issued a press release announcing its acquisition of certain assets of MovieBeam, Inc., an on-demand movie service. A copy of the press release announcing the acquisition is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this Item 8.01.
The information furnished under Item 8.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.
ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS
(d)  Exhibits
      99.1       Press Release dated March 7, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MOVIE GALLERY, INC.
Date: March 8, 2007

/s/ Thomas D. Johnson, Jr.
Thomas D. Johnson, Jr.
Executive Vice President and Chief
Financial Officer

INDEX TO EXHIBITS
99.1      Press Release dated March 7, 2007.